Alaska
Horizon
N408QX

Alaska Air Group

Alaska Air Group®

March 10, 2009
JPMorgan Aviation & Transportation
Conference
This presentation may include forward-looking statements regarding the performance of Alaska Air Group or its subsidiaries.  Actual results may differ materially from these projections.  Please see our most recent Annual
Report on Form 10-K for additional information concerning factors that could cause results to differ.
Exhibit 99.1

Alaska Airlines
Horizon Air
Barrow
Prudhoe Bay
Kotzebue
Nome
Fairbanks
Anchorage
Bethel
Cordova
Yakutat
Dillingham
King Salmon
Kodiak
Juneau
Adak
Dutch Harbor
Sitka
Petersburg
Wrangell
Ketchikan
Edmonton
Calgary
Kelowna
Vancouver
Victoria
Bellingham
Seattle
Spokane
Kalispell
Great Falls
Wenatchee
Yakima
Pullman
Pasco
Walla Walla
Lewiston
Missoula
Helena
Billings
Bozeman
Portland
Pendleton
Eugene
Boise
Sun Valley
Idaho Falls
Redmond / Bend
Medford
Eureka/Arcata
Redding
Reno/Lake Tahoe
Sacramento
Santa Rosa
Oakland
San Francisco
San Jose
Mammoth Lakes
Fresno
Las Vegas
Flagstaff / Sedona
Santa Barbara
Burbank
Ontario
Los Angeles
Long Beach
Palm Springs
Orange County
Prescott
Phoenix
San Diego
Tucson
Minneapolis/St. Paul
Chicago (O'Hare)
Denver
Boston
New York City / Newark
Washington, D.C. (Reagan National)
Dallas / Fort Worth
Austin
Orlando
Miami
Lihu'e (Kauai)
Honolulu (Oahu)
Kahului (Maui)
Kona (Hawaii)
Loreto
La Paz
Los Cabos
Mazatlan
Guadalajara
Puerto Vallarta
Mexico City
Manzanillo
Ixtapa / Zihuatanejo
Cancun

- Alaska Airlines Cities
- Cities Jointly Served by Alaska Airlines and Horizon Air
- Horizon Air Cities

16.8 million passengers/yr. 9,600 employees 110 aircraft 60 cities served 430 daily departures 7.4 million passengers/yr. 3,700 employees 58 aircraft 47 cities served 390 daily departures

Employees
• Excellent careers,
retirement
security
• One of the best
places to work
Financial Health
• 8-10% annual growth
• 10% pretax profit margin
• “Weatherproofed” to economic
downturns
Investors
• Return on investment
• New capital for
growth
Customers
• Airline with best value
• Operational excellence
• Among most-respected US brands
Our long-term strategy hasn’t changed

Focused on achieving adequate ROIC Invested Capital Alaska $2.5B (110 aircraft) Horizon $1.0B (58 aircraft) Air Group $3.5B (168 aircraft)

History of outperforming the industry
-8,000
-6,000
-4,000
-2,000
0
2,000
4,000
6,000
8,000
-150
-100
-50
0
50
100
150
2001 2002 2003 2004 2005 2006 2007 2008
Industry
Alaska Air Group
Industry includes: (2001-2006)  ALK, AWA, AMR, CAL, DAL, NWAC, LUV, UAL, LCC
(2007-2008) AMR, ALK, CAL, DAL, NWA, JBLU, AAI, LUV, UAUA, LCC (JPMorgan)

Our strategy for the current economy
1. Preserve our strong balance sheet
3.  Cut capacity and redeploy aircraft
Leverage existing strengths
5.  Reduce fuel consumption
4.  Control non-fuel costs
2.  Maximize unit revenues

Southwest
Jet Blue
Alaska Air Group
AirTran
Delta
Continental
US Airways Group
United
American

Alaska Air Group®

Relatively low leverage outside bankruptcy 48% 75% 81% 92% 95% 99% 106% 132% 133% -10% 40% 90% 140% Alaska Air Group Adjusted Debt-to-Capitalization – Q4 2008 Source: Company 10-Ks for FY 2008 FPA-PS

9%
10%
13%
13%
15%
16%
17%
17%
29%
0% 10% 20% 30% 40% 50%
US Airways Group
United
Air Tran
AMR
Delta
Southwest
Jet Blue
Continental
Alaska Air Group
Strong cash position and
multiple sources of liquidity
Cash as a % of Revenues
as of December 31, 2008
Possible sources of
liquidity
• $185 million available on
line of credit
• Pre-delivery payment
facility
• Unencumbered aircraft,
spare parts and engines
• Forward sale of miles
Note: Unrestricted cash and short-term investments as of 12/31/2008 divided by revenues for the 12 months ended 12/31/2008 as reported in 10-Ks and press releases. Source for Delta statistic is JPMorgan report 2/25/09.

Our conservatism extends to hedges
Alaska primarily uses “caps”
Source: Public Data, Bloomberg 3-3-09
1 Totals are annualized or estimated from Jet or heating oil positions
2 Values shown are crude oil equivalents
Collateral data as of 12/31/08
Collateral
Hedged $/BBL
$0
$240 million
$117 million
$69 million
$575 million
$461 million
$171 million
$1.1 billion
$965 million
Alaska
Southwest
JetBlue
AirTran
American
US Airways
Continental
Delta
United
2009
Hedged $/BBL
50%   $76
10%   N/A
8% $69
33% $62
20% $94
14%   $135
23%   $122
63%   $82
44%   $104
2010
Hedged $/BBL
33%     $70
10% N/A
- -
5% $67
- -
- -
- -
- -
- -
2011 2012
Hedged $/BBL
11%      $80
10% N/A
- -
- -
- -
- -
- -
- -
- -
Hedged $/BBL
- -
10% N/A
- -
- -
- -
- -
- -
- -
- -
2
2
2
2 2
1
1
1
1
1
1
1

Maximizing revenues is our 2009 Key Initiative • Better yield management • Mileage Plan (FFP) changes • Advertising • Ancillary revenue opportunities consistent with our brand

-20%
-15%
-10%
5%
0%
5%
10%
2008
Actual
-15%
-10%
-5%
O%
5%
10%
2008
Actual
Capacity reduced and redeployed
year-over-year %
available seat mile (ASM) growth
IR
-10%
-7%
Q109
2009
forecast
0%
Q109
2009
forecast
-15%
-9%
-9%
Q109
2009
forecast
-17%
-12%
Q109
2009
forecast
-21%
-11%
Departures Capacity

Capacity down, but West Coast
remains competitive
Sources: Industry - Latest published schedules – Updated for Q109
ASM Change Q1 2009 vs. Q1 2008
-11.0%
-4.0%
-8.0%
-14.0%
-16.0%
-2.0%
-11.0%
1.0%
-20%
-16%
-12%
-8%
-4%
0%
4%
Domestic U.S.
Mainline
West Coast
Mainline
SEA to
Bay Area
SEA to
LA Basin
Alaska
Industry

Barrow
Prudhoe Bay
Kotzebue
Fairbanks
Nome
Anchorage
Bethel
Cordova
Yakutat
Kodiak
Dillingham
King Salmon
Glacier Bay / Gustavus
Juneau
Sitka
Petersburg
Wrangell
Ketchikan
Adak
Dutch Harbor
Edmonton
Calgary
Kelowna
Vancouver
Victoria
Bellingham
Seattle
Spokane
Kalispell
Wenatchee
Great Falls
Yakima
Pullman
Missoula
Pasco
Lewiston
Helena
Walla Walla
Portland
Pendleton
Billings
Bozeman
Eugene
Boise
Sun Valley
Idaho Falls
Redmond/Bend
Medford
Minneapolis/St. Paul
Boston
Chicago (O'Hare)
Eureka/Arcata
Redding/Red Bluff
New York City / Newark
Washington, D.C. (Reagan National)
Denver
Reno/Lake Tahoe
Santa Rosa
Sacramento
San Francisco
Oakland
San Jose
Mammoth Lakes
Fresno
Las Vegas
Flagstaff / Sedona
Santa Barbara
Burbank
Ontario
Prescott
Los Angeles
Palm Springs
Orange County
Long Beach
Phoenix
San Diego
Tucson
Dallas / Fort Worth
Lihu'e (Kauai)
Honolulu (Oahu)
Austin
Kahului (Maui)
Orlando
Miami
Kona (Hawaii)
Loreto
La Paz
Los Cabos
Mazatlan
Cancun
Guadalajara
Puerto Vallarta
Mexico City
Manzanillo
Ixtapa / Zihuatanejo

Alaska Airlines®

Horizon Air®

- Alaska Airlines Cities
- Cities Jointly Served by Alaska Airlines and Horizon Air
- Horizon Air Cities

Redeployments improve our network

Capacity reductions put pressure
on non-fuel unit costs
Cost per available seat mile
excluding fuel
8.73¢
8.52¢
8.33¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001 2002 2003 2004
2005 2006
8.01¢
7.81¢
2007
7.50¢
2008
7.49¢
8.10¢
2009
guidance
2009 CASM ex fuel per guidance issued with Q4 2008 earnings release.

4
6
8
10
12
500 750 1000 1250 1500 1750 2000
Stage Length (miles)
Alaska Mainline CASM ex Fuel by stage length trendline
Southwest
AirTran
Alaska
American
United
Continental
Jet Blue
US Airways
Delta
Non-fuel costs better than legacies’
but more work needed
Source: Q4 08 earnings releases
Major Airline CASM ex Fuel by Stage Length
Twelve months ending December 2008

Source: 10K reports, as of Dec. 31, 2008; Delta number from 4Q 08 earnings release; United number from 2007 10-K
Young, all-737 fleet simplifies
our operation, cuts costs
15
13
12.3
11.8
10.1
9.4
7.3
5.6
3.6
0 3 6 9 12 15 18
American
United
Delta
US Air
Southwest
Continental
Alaska
AirTran
JetBlue
Average fleet age (years)

Crude oil $ per barrel
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Alaska Air Group

$0 $25 $50 $75 $100 $125 $150 Decline in fuel prices will help offset lower RASM $1 per barrel = $9 million pretax $45 per barrel now $100 per barrel avg in 2008 $5 per barrel = 1.3% RASM

Alaska’s aircraft most
fuel-efficient in operation today
• Alaska Domestic Mission Rules
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Better
10.76
11.16
11.65
12.38
12.63
12.75
13.12
15.36
16.49
3
8
13
18
737-900
172 seats
737-800
157 seats
A320
149 seats
757-200
182 seats
737-700
124 seats
737-400
144 seats
A319
122 seats
MD-80
140 seats
DC-9 140
125 seats
Fuel gallons per passenger
Source: The Boeing Company

Horizon’s aircraft among
the most fuel-efficient
5.8
6.2
6.7
7.1
7.2
7.3
7.7
10.6
3
4
5
6
7
8
9
10
11
     Q400
76 seats
CRJ900
88 seats
      E190
99 seats
CRJ700
70 seats
    Q200
37 seats
CRJ200
50 seats
     E170
72 seats
    B1900
19 seats
• 400 statute miles
• 100% load factor
Better
Fuel gallons per passenger
Source: Bombardier

Employees
• Excellent careers,
retirement
security
• One of the best
places to work
Financial Health
• 8-10% annual growth
• 10% pretax profit margin
• “Weatherproofed” to economic
downturns
Investors
• Return on investment
• New capital for
growth
Customers
• Airline with best value
• Operational excellence
• Among most-respected US brands
This is a “people” business

HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
NORTH AMERICA TRADITIONAL NETWORK CARRIER
PRESENTED TO
ALASKA
AIRLINES
BY J.D. POWER AND ASSOCIATES

• J.D. Power and Associates North America Airlines
Satisfaction Study – June 16, 2008
• More than 19,000 business and leisure travelers
surveyed
• Alaska garnered high marks for:
– Aircraft
– Boarding/deplaning/baggage
– Check-in
– Flight crews
– Reservations
Source: J.D. Power & Associates, June 2008
*In a tie among North American carriers
Highest in Customer Satisfaction*

2007
Program of the Year
Best Elite-Level
Program
Best Web Site
2006
Best Elite-Level
Program
Best Web Site
Best Member
Communications
2005
Best Elite-Level
Program
Best Member
Communications
Award-Winning Mileage Plan
2004
Best Program
Best Web Site
Best Member
Communications
2003
Best Program
Best Member
Communications
2002
Best Program
Best Award
Best Website
2001
Best Award
Best Member
Communications

Frontier Alaska

Era FlyEra.com

PenAir

Cathay Pacific

Korean Air

Anchorage
Seattle
Portland
Los Angeles

Air France

KLM

British Airways

American Airlines

Delta

nwa Northwest Airlines

Continental Airlines

Qantas

LAN

Alaska Airlines

World class partners drive additional revenue and increase network utility

Alaska Air Group well positioned
to weather the current environment
• Track record of good stewardship
• Realistic about today
• Optimistic about tomorrow
– Strong balance sheet
– Young, fuel-efficient, simple fleet
– Positioned to benefit from growth
through network of code-share partners
– Preferred product
– Loyal customers and two great brands
• Focused on shareholders